                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 22, 2003

                                   ----------

                           Mobility Electronics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-30907                  86-0843914
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                     17800 North Perimeter Drive, Suite 200
                              Scottsdale, AZ 85255
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code                (480) 596-0061

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1       Press Release issued by Mobility Electronics, Inc. on July 22, 2003*

*Filed herewith



ITEM 9. REGULATION FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

         In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

         On July 22, 2003, Mobility Electronics, Inc. (the "Company") announced in a press release the Company's preliminary results for its second quarter, ended June 30, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MOBILITY ELECTRONICS, INC.

Date: July 22, 2003                By:    /s/ JOAN W. BRUBACHER
                                          --------------------------------------
                                          Joan W. Brubacher,
                                          Chief Financial Officer and
                                          Executive Vice President